Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Operating expenses:
General and administrative	$ 5,033	$ 6,044
Research and development	20,614	28,049
Operating loss	(25,647)	(34,093)
Other income (expense):
Interest income	123	14
Gain on sale of intellectual property	400	0
Interest expense	317	288
Other income (expense)	(8)	(682)
Total other income (expense)	198	(956)
Loss before income tax benefit	(25,449)	(35,049)
Income tax benefit	186	116
Net loss	(25,263)	(34,933)
Foreign currency translation adjustment	(14)	626
Comprehensive loss	$ (25,277)	$ (34,307)
Basic and diluted net loss per share (in dollars per share)	$ (316.52)	$ (41,341.21)
Weighted average shares outstanding - basic and diluted (in shares)	108,691	845